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                                                                  Exhibit 23.1.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this annual report on Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (33-60576, 333-91437, 333-39429, 333-04496, 333-89134, 333-69304) and Form S-3 (33-44453, 333-48964,
333-28309, 333-56512).


                                                             ARTHUR ANDERSEN LLP


Roseland, New Jersey
March 4, 2002